{LOGO: M F S (R)                                               ANNUAL REPORT FOR
 THE FIRST NAME IN MUTUAL FUNDS]                                      YEAR ENDED
                                                               NOVEMBER 30, 1995

MFS(R) INTERMEDIATE INCOME FUND

Front cover
A photo of the U.S. Capitol Building.

MFS(R)  INTERMEDIATE  INCOME  FUND
TRUSTEES                                             SECRETARY
A. Keith Brodkin* - Chairman and President           Stephen E. Cavan*
Richard B. Bailey* - Private Investor;               ASSISTANT  SECRETARY
Former Chairman and Director (until 1991),           James R. Bordewick, Jr.*
Massachusetts Financial Services Company;            CUSTODIAN
Director, Cambridge Bancorp; Director,               State Street Bank and Trust Company
Cambridge Trust Company                              AUDITORS
Marshall N. Cohan - Private Investor                 Deloitte & Touche LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac            INVESTOR  INFORMATION
Surgery, Brigham and Women's Hospital;               For MFS stock and bond market outlooks,
Professor of Surgery, Harvard Medical School         call toll free: 1-800-637-4458 anytime from
The Hon. Sir J. David Gibbons, KBE - Chief           a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;              For information on MFS mutual funds,
Chairman, Bank of N.T. Butterfield & Son Ltd.        call your financial adviser or, for an
Abby M. O'Neill - Private Investor;                  information kit, call toll free:
Director, Rockefeller Financial Services, Inc.       1-800-637-2929 any business day from
(investment adviser)                                 9 a.m. to 5 p.m. Eastern time (or leave
Walter E. Robb, III - President and Treasurer,       a message anytime).
Benchmark Advisors, Inc. (corporate financial        INVESTOR  SERVICE
consultants); President, Benchmark Consulting        MFS Service Center, Inc.
Group, Inc. (office services); Trustee,              P.O. Box 2281
Landmark Funds (mutual funds)                        Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive Vice             For general information, call toll free:
President, Director and Secretary,                   1-800-225-2606 any business day from
Massachusetts Financial Services Company             8 a.m. to 8 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,         For service to speech- or hearing-impaired,
Massachusetts Financial Services Company             call toll free: 1-800-637-6576 any business
J. Dale Sherratt  - President, Insight Resources,    day from 9 a.m. to 5 p.m. Eastern time.
Inc. (acquisition planning specialists)              (To use this service, your phone must be
Ward Smith - Former Chairman (until 1994),           equipped with a Telecommunications Device for
NACCO Industries; Director, Sundstrand               the Deaf.)
Corporation                                          For share prices, account balances and
INVESTMENT  ADVISER                                  exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company             (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                  telephone.
Boston, MA 02116-3741
DISTRIBUTOR
MFS Fund Distributors, Inc.                          ----------------------------------------------------
500 Boylston Street                                                         TOP-RATED SERVICE
Boston, MA 02116-3741                                        DALBAR         For the second year in a
PORTFOLIO  MANAGERS                                                         row, MFS earned a
Richard O. Hawkins*                                       MFS  #1  MFS      #1 ranking in
Steven E. Nothern*                                                          DALBAR, Inc.'s
TREASURER                                                    DALBAR         Broker/Dealer Survey,
W. Thomas London*                                                           Main Office Operations
ASSISTANT  TREASURER                                 Service Quality category. The firm achieved a 3.49
James O. Yost*                                       overall score - on a scale of 1 to 4 - in the 1995
                                                     survey. A total of 71 firms responded, offering input
                                                     on the quality of service they receive from 36 mutual
                                                     fund companies nationwide. The survey contained
                                                     questions about service quality in 17 categories,
                                                     including "knowledge of phone service contacts,"
                                                     "accuracy of transaction processing," and "overall
                                                     ease of doing business with the firm."
                                                     ----------------------------------------------------
*Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS
Dear Shareholders:
The past 12 months have been a good period for fixed-income markets, bringing strong investment returns to the Fund. The Federal Reserve Board ended its year-long string of tightening steps this past February and left interest rates unchanged through the spring. The Fed subsequently lowered the federal funds' target by 25 basis points (0.25%) to 5.75% on July 6, citing the reduced threat of inflation moving higher. The fixed-income markets responded positively to this, as well as to signs of economic slowdown and to evidence that inflation pressures remained moderate. Two-year Treasury yields, which were at 7.40% on November 30, 1994, declined to 5.35% by the end of November 1995, while yields on 10-year Treasuries declined from 7.90% to 5.74%. The Fund, which is designed to provide investors with current income and preservation of capital, was an active participant in this rally. The Fund's net asset value, which stood at $7.96 on November 30, 1994, increased to $8.59 and $8.58 for Class A and Class B shares, respectively, on November 30, 1995, when combined with the reinvestment of distributions, represents a total return of 15.40% for Class A shares and 14.12% for Class B shares. During this same period, the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. Government and its agencies with remaining maturities of less than 10 years) increased by 13.66%; the Lehman Brothers Mortgage Index (which includes maturities of both 15 and 30 years) increased by 16.28%; and the J.P. Morgan Non-Dollar Government Bond Index (an aggregate of actively traded government bonds of 12 countries with remaining maturities of at least one year) advanced 19.65%.

U.S. Government Sector
Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Fed's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996. Long-term interest rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation.
    The Fund's strong performance over the last 12 months was primarily a result of its being properly positioned for a drop in U.S. interest rates. We maintained approximately two-thirds of the portfolio's assets in the U.S. sector and positioned these in order to benefit from opportunities for capital appreciation as the U.S. market rallied. The average duration of the U.S. investments is 4.2 years, approximately equivalent to that of a five-year Treasury. The Fund has maintained a substantial position in government-sponsored and agency securities, as we were able to add attractive incremental yield to the portfolio in this sector. The Fund's exposure to the mortgage sector, however, was reduced, as assets were reallocated to intermediate-maturity Treasuries, which outperformed during this period.
    The Fund's holdings of mortgage-backed pass-through securities consist mostly of 30-year issues. These securities have a price sensitivity equivalent to that of five-year Treasuries, with yield spreads which are 1.20% to 1.60% greater than those of comparable Treasuries (although principal value and interest on Treasury securities are guaranteed by the U.S. Government if held to maturity). The mortgage market has been an attractive segment recently, given the wide yield spreads, low levels of issuance, and good call protection, and we will likely increase exposure to this sector in the next few months. Our ability to invest in both Treasuries and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment.

International Sector
As we anticipated, the dollar did recover somewhat during the last six months. The Fund's foreign currency exposure was fully hedged ahead of the dollar advance in order to protect the value of the Fund's foreign assets. Following this strong rise, the hedges were reduced so the Fund could benefit from the subsequent weaker trend of the dollar, because we believe the dollar cannot begin a long-term rally until the United States becomes less reliant on foreign capital to finance its investments. For next year, we expect that the dollar's overall trend will remain downward, although slow U.S. growth, if it continues, could lead to a cyclical improvement in our borrowing of foreign capital, taking some of the pressure off the dollar.
    The majority of our foreign-based holdings remains in Europe. The core markets, such as Germany and the Netherlands, continue to provide solid returns against a backdrop of slow growth, low inflation and declining official interest rates and remain an important anchor to our foreign holdings. Other European markets, such as Denmark, offer a combination of higher yields with moderate growth and low inflation. The highest yielding markets have recovered over the last six months, and the Fund has increased both its bond and currency weightings in these markets. We believe the first part of next year should be supportive of fixed-income investments. Moderate to slow growth, with commensurate declines in overall inflation rates, could lead to further reductions in official interest rates.
    In addition to these economic developments, European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds in that lower government spending tends to reduce inflationary pressures, and lower issuance of government debt reduces the supply pressures on the bond market.
    In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. Thus, the weighting in Japan, never too large because of the low yields, will most likely be reduced in the coming year.
    The high returns of the U.S. market have been echoed in other U.S. dollar-bloc markets. Australia, New Zealand and Canada have all contributed to performance over the last 12 months. The Australian market currently offers significantly higher yields than the U.S. market and, we believe, represents good value.
    As always, we will continue to maintain our commitment to providing competitive and consistent returns over the long term. We appreciate your support and welcome any questions or comments you may have.

Respectfully,
/s/ A. Keith Brodkin        /s/ Richard O. Hawkins      /s/ Steven E. Nothern
    A. Keith Brodkin            Richard O. Hawkins          Steven E. Nothern
    Chairman and President      Portfolio Manager           Portfolio Manager

December 13, 1995

OBJECTIVE  AND  POLICIES
The Fund's investment objective is to preserve capital and provide high current income.

The Fund seeks to achieve its objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities. The Fund will maintain an average-weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. Under normal market conditions, the Fund's average-weighted portfolio maturity will not be less than three years. This strategy should allow the Fund to preserve capital while seeking high current income.

PORTFOLIO  MANAGER  PROFILES
Richard Hawkins joined MFS in 1988 as an Assistant Vice President - Investments. A graduate of Brown University and the University of Pennsylvania's Wharton Graduate School of Business Administration, he was named Vice President - Investments in 1991 and Senior Vice President in 1993. As of January 1, 1996, Mr. Hawkins will become director of the International Fixed Income Department of MFS. Mr. Hawkins has been a Portfolio Manager of MFS Intermediate Income Fund since 1992.

Steven Nothern began his career at MFS in 1986 in the Fixed Income Department. A graduate of Middlebury College and Boston University's Graduate School of Management, he was named Assistant Vice President in 1987, Vice President in 1989 and Senior Vice President in 1993. Mr. Nothern has been a Portfolio Manager of MFS Intermediate Income Fund since 1992.

TAX  FORM  SUMMARY
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

PERFORMANCE
The information on the following page illustrates the historical performance of MFS Intermediate Income Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective September 7, 1993, Class A shares were offered. Information on Class A share performance appears on the next page.

GROWTH  OF  A  HYPOTHETICAL  $10,000  INVESTMENT
(For the Period from August 1, 1988 to November 30, 1995)

Line graph representing the growth of a $10,000 investment for the eight-year period ended November 30, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1988 to 1995. There are five lines drawn to scale. One is a solid line representing MFS Intermediate Income Fund (Class B), a second line of one long and one very-short dash represents the J.P. Morgan Non-Dollar Government Bond Index, a third line of short dashes represents the Lehman Brothers Intermediate Mortgage Index, a fourth line of very-short dashes represents the Lehman Brothers Intermediate Government Bond Index, and a fifth line of Medium-short dashes represents the Consumer Price Index.

MFS Intermediate Income Fund (Class B)                         $15,977
J.P. Morgan Non-Dollar Government Bond Index                   $21,020
Lehman Brothers Mortgage Index                                 $19,728
Lehman Brothers Intermediate Government Bond Index             $18,587
Consumer Price Index                                           $12,984

AVERAGE  ANNUAL  TOTAL  RETURNS
                                                                    Life of
                                                                      Class
                                                                    through
                                       1 Year   3 Years   5 Years  11/30/95
------------------------------------------------------------------------------
MFS Intermediate Income Fund
 (Class A) including 4.75% sales
 charge                               + 9.88%     --        --      + 2.03%*
------------------------------------------------------------------------------
MFS Intermediate Income Fund
 (Class A) at net asset value         +15.40%     --        --      + 4.26%*
------------------------------------------------------------------------------
MFS Intermediate Income Fund
 (Class B) with CDSC+                 +10.12%   + 4.57%   + 5.80%   + 6.60%++
------------------------------------------------------------------------------
MFS Intermediate Income Fund
 (Class B) without CDSC               +14.12%   + 5.45%   + 6.09%   + 6.60%++
------------------------------------------------------------------------------
J.P. Morgan Non-Dollar
 Government Bond Index(1)             +19.65%   +12.94%   +11.26%   +10.66%**
------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government Bond Index(2)              +13.66%   + 6.85%   + 8.30%   + 8.82%**
------------------------------------------------------------------------------
Lehman Brothers Mortgage Index(2)     +16.28%   + 7.10%   + 8.82%   + 9.71%**
------------------------------------------------------------------------------
Consumer Price Index(S)(2)            + 2.61%   + 2.65%   + 2.80%   + 3.62%**
------------------------------------------------------------------------------
  * For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1995.
  + These returns reflect the applicable Class B CDSC of 4%, 3% and 2% for the 1-, 3- and 5- year periods, respectively, and 0% for the period commencing August 1, 1988.
 ++ For the period from the commencement of offering of Class B shares, August
    1, 1988 to November 30, 1995.
 ** Benchmark comparisons begin on August 1, 1988.
(S) The Consumer Price Index is a popular measure of change in prices.
(1) Source: Asset Investment Management (AIM) software.
(2) Source: Lipper Analytical Services, Inc.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO  OF  INVESTMENTS - November 30, 1995

Bonds - 96.8%
-----------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
U.S. Dollar Denominated - 60.4%
  U.S. Federal Agencies - 13.5%
    Farm Credit Systems Financial Assistance,
    9.375s, 2003                                    $   10,000   $ 12,062,500
    Federal Home Loan Mortgage Corp., 8.61s,
    2004                                                10,000     10,548,400
    Federal Home Loan Mortgage Corp., 9.5s,
    2025                                                 5,801      6,149,055
    Federal National Mortgage Assn., 8.71s,
    2005                                                 4,000      4,223,750
    Federal National Mortgage Assn., 6.5s,
    2008                                                    75         74,783
    Federal National Mortgage Assn., 9.5s,
    2025                                                   172        182,659
                                                                 ------------
                                                                 $ 33,241,147
-----------------------------------------------------------------------------
  U.S. Government Guaranteed - 46.9%
    Government National Mortgage Association - 17.6%
      GNMA, 7.5s, 2023 - 2024                       $   15,097   $ 15,407,989
      GNMA, 8.5s, 2001 - 2009                            8,463      8,864,765
      GNMA, 9s, 2024 - 2025                              8,904      9,385,071
      GNMA, 10.5s, 2020                                  8,412      9,371,863
                                                                 ------------
                                                                 $ 43,029,688
-----------------------------------------------------------------------------
    U.S. Treasury Obligations - 29.3%
      Stripped Principal Payments, 0s, 1999         $    6,600   $  5,548,686
      U.S. Treasury Notes, 7.25s, 2004                  24,000     26,343,840
      U.S. Treasury Bonds, 13.75s, 2004                 26,000     39,975,000
                                                                 ------------
                                                                 $ 71,867,526
-----------------------------------------------------------------------------
Total U.S. Government Guaranteed                                 $114,897,214
-----------------------------------------------------------------------------
Total U.S. Dollar Denominated                                    $148,138,361
-----------------------------------------------------------------------------
Foreign - Non-U.S. Dollar Denominated - 36.4%
  Australia - 4.9%
    Commonwealth of Australia, 8.75s, 2001  AUD          6,030   $  4,655,380
    Commonwealth of Australia, 9.5s, 2003                4,600      3,684,608
    Queensland Treasury Corp., 8s, 2001                  5,000      3,713,499
                                                                 ------------
                                                                 $ 12,053,487
-----------------------------------------------------------------------------
  Canada - 2.2%
    Government of Canada, 8.5s, 2000        CAD          7,000   $  5,498,124
-----------------------------------------------------------------------------
  Denmark - 5.7%
    Kingdom of Denmark, 9s, 1998            DKK         19,146   $  3,700,318
    Kingdom of Denmark, 6s, 1999                        15,000      2,675,118
    Kingdom of Denmark, 9s, 2000                        24,170      4,764,517
    Kingdom of Denmark, 8s, 2001                        14,864      2,820,192
                                                                 ------------
                                                                 $ 13,960,145
-----------------------------------------------------------------------------
  France - 1.6%
    Government of France, 7.75s, 2000       FRF         18,290   $  3,883,644
-----------------------------------------------------------------------------
  Germany - 9.5%
    German Unity Fund, 8.5s, 2001           DEM          1,640   $  1,294,200
    Republic of Germany, 8.5s, 2000                      4,920      3,874,096
    Republic of Germany, 6.5s, 2003                      2,050   $  1,463,982
    Republic of Germany, 6.875s, 2005                   23,000     16,671,621
                                                                 ------------
                                                                 $ 23,303,899
-----------------------------------------------------------------------------
  Ireland - 4.2%
    Republic of Ireland, 8s, 2000           IEP          6,250   $ 10,347,075
-----------------------------------------------------------------------------
  Italy - 2.5%
    Republic of Italy, 8.5s, 1999           ITL      5,620,000   $  3,322,412
    Republic of Italy, 9.5s, 1999                    1,615,000        966,372
    Republic of Italy, 8.5s, 2004                    3,205,000      1,719,629
                                                                 ------------
                                                                 $  6,008,413
-----------------------------------------------------------------------------
  Netherlands - 2.2%
    Dutch State Loan, 6.25s, 1998           NLG          1,210   $    781,525
    Government of Netherlands, 6.75s, 2005               6,980      4,495,798
                                                                 ------------
                                                                 $  5,277,323
-----------------------------------------------------------------------------
  New Zealand - 1.8%
    Government of New Zealand, 9s, 1996     NZD          6,600   $  4,348,232
-----------------------------------------------------------------------------
  Spain - 1.8%
    Government of Spain, 8s, 2004           ESP        620,000   $  4,429,218
-----------------------------------------------------------------------------
Total Foreign - Non-U.S. Dollar Denominated                      $ 89,109,560
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $231,543,174)                      $237,247,921
-----------------------------------------------------------------------------
Call  Options  Purchased
-----------------------------------------------------------------------------
                                               Principal Amount
                                                   of Contracts
Description/Expiration Month/Strike Price         (000 Omitted)
-----------------------------------------------------------------------------
Japanese Bonds
  March/107.489                             JPY        246,000   $     36,162
  December/112.062                                     155,000         23,560
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid,
$50,955)                                                         $     59,722
-----------------------------------------------------------------------------
Put  Options  Purchased
-----------------------------------------------------------------------------
Australian Dollars
  January/0.745                             AUD          2,655   $     36,251
Deutsche Marks/British Pounds
  January/2.25                              DEM          8,100         35,932
-----------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid,
  $81,537)                                                       $     72,183
-----------------------------------------------------------------------------
Repurchase  Agreement - 0.6%
-----------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
  Prudential Securities, dated 11/30/95, due
    12/01/95, total to be received $1,426,231
    (secured by $910,000 U.S. Treasury Notes,
    11.25s, due 2/15/15, market value
    $1,426,000), at Cost                            $    1,426   $  1,426,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost,
$233,101,666)                                                    $238,805,826
-----------------------------------------------------------------------------
Call  Options  Written
-----------------------------------------------------------------------------
                                               Principal Amount
                                                   of Contracts
Description/Expiration Month/Strike Price         (000 Omitted)
-----------------------------------------------------------------------------
Australian Dollars
  February/0.7625                           AUD          1,739   $    (11,061)
Deutsche Marks/British Pounds
  January/2.1344                            DEM          7,684        (16,743)
-----------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $57,675)          $    (27,804)
-----------------------------------------------------------------------------
Put  Options  Written
-----------------------------------------------------------------------------
Australian Dollars
  January/0.745                             AUD          2,655   $    (36,251)
  February/0.72                                          1,642        (10,036)
Japanese Bonds
  March/107.489                             JPY        246,000        (33,457)
  December/112.062                                     155,000         (2,326)
-----------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $95,024)           $    (82,070)
-----------------------------------------------------------------------------
Other  Assets,  Less  Liabilities - 2.6%                         $  6,274,662
=============================================================================
Net Assets - 100.0%                                              $244,970,614
-----------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
  AUD = Australian Dollars        FRF = French Francs
  CAD = Canadian Dollars          IEP = Irish Punts
  CHF = Swiss Francs              ITL = Italian Lire
  DEM = Deutsche Marks            JPY = Japanese Yen
  DKK = Danish Kroner             NLG = Dutch Guilders
  ESP = Spanish Pesetas           NZD = New Zealand Dollars
  FIM = Finnish Markkaa           SEK = Swedish Kronor

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
November 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $233,101,666)         $238,805,826
  Cash                                                                   197
  Net receivable for forward foreign currency exchange
    contracts sold                                                 3,370,413
  Net receivable for closed forward foreign currency
    exchange contracts                                               474,109
  Premium receivable on options written                               21,099
  Receivable for Fund shares sold                                      1,613
  Interest receivable                                              4,409,390
  Other assets                                                         3,988
                                                                ------------
      Total assets                                              $247,086,635
                                                                ------------
Liabilities:
  Payable for Fund shares reacquired                            $    528,736
  Written options outstanding, at value (premiums received,
    $152,699)                                                        109,874
  Net payable for forward foreign currency exchange
    contracts purchased                                            1,190,287
  Payable to affiliates -
    Management fee                                                     5,031
    Shareholder servicing agent fee                                    2,282
    Distribution fee                                                 106,026
  Accrued expenses and other liabilities                             173,785
                                                                ------------
      Total liabilities                                         $  2,116,021
                                                                ------------
Net assets                                                      $244,970,614
                                                                ============
Net assets consist of:
  Paid-in capital                                               $245,138,059
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   8,380,763
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (4,834,284)
  Accumulated distributions in excess of net investment
    income                                                        (3,713,924)
                                                                ------------
      Total                                                     $244,970,614
                                                                ============
Shares of beneficial interest outstanding                        28,535,808
                                                                ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $12,659,098 / 1,474,074 shares of
      beneficial interest outstanding)                            $8.59
                                                                  =====
  Offering price per share (100/95.25)                            $9.02
                                                                  =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $232,311,516 / 27,061,734 shares of
    beneficial interest outstanding)                              $8.58
                                                                  =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended November 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $21,432,295
                                                                  -----------
  Expenses -
    Management fee                                                $ 2,071,032
    Trustees' compensation                                             42,907
    Shareholder servicing agent fee (Class A)                          11,184
    Shareholder servicing agent fee (Class B)                         572,549
    Distribution and service fee (Class B)                          2,602,496
    Custodian fee                                                     202,474
    Auditing fees                                                      75,175
    Postage                                                            70,292
    Printing                                                           27,919
    Legal fees                                                          3,344
    Miscellaneous                                                     216,070
                                                                  -----------
      Total expenses                                              $ 5,895,442
    Fees paid indirectly                                              (48,739)
                                                                  -----------
      Net expenses                                                $ 5,846,703
                                                                  -----------
        Net investment income                                     $15,585,592
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 5,339,879
    Written option transactions                                     1,494,653
    Foreign currency transactions                                  (5,736,335)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $ 1,098,197
                                                                  -----------
  Change in unrealized appreciation -
    Investments                                                   $15,551,561
    Written options                                                   131,311
    Translation of assets and liabilities in foreign currencies     3,274,010
                                                                  -----------
      Net unrealized gain on investments                          $18,956,882
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $20,055,079
                                                                  -----------
          Increase in net assets from operations                  $35,640,671
                                                                  ===========

See notes to financial statements

Statement  of  Changes  in  Net  Assets
-----------------------------------------------------------------------------------------------
Year Ended November 30,                                               1995                1994
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $ 15,585,592       $  20,998,514
  Net realized gain (loss) on investments and foreign
    currency transactions                                        1,098,197         (38,048,815)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        18,956,882          (3,803,215)
                                                              ------------       -------------
    Increase (decrease) in net assets from operations         $ 35,640,671       $ (20,853,516)
                                                              ------------       -------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $   (465,663)      $      --
  From net investment income (Class B)                         (15,003,559)             --
  Tax return of capital                                          --                (23,336,946)
                                                              ------------       -------------
    Total distributions declared to shareholders              $(15,469,222)      $ (23,336,946)
                                                              ------------       -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                            $ 19,596,804       $  23,051,653
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                7,773,413          10,845,091
  Cost of shares reacquired                                    (98,621,737)       (160,869,455)
                                                              ------------       -------------
    Decrease in net assets from Fund share transactions       $(71,251,520)      $(126,972,711)
                                                              ------------       -------------
      Total decrease in net assets                            $(51,080,071)      $(171,163,173)
Net assets:
  At beginning of period                                       296,050,685         467,213,858
                                                              ------------       -------------
  At end of period (including accumulated distributions
    in excess of net investment income of $3,713,924 and
    $1,286,788, respectively)                                 $244,970,614       $ 296,050,685
                                                              ============       =============

See notes to financial statements

Financial  Highlights
---------------------------------------------------------------------------------------------
Year Ended November 30,            1995      1994      1993<F1>     1995      1994       1993
---------------------------------------------------------------------------------------------
                                Class A                             Class B
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                         $ 7.96    $ 8.94    $ 9.11       $ 7.96    $ 8.93     $ 8.88
                                 ------    ------    ------       ------    ------     ------
Income from investment
  operations<F4> -
  Net investment income          $ 0.57    $ 0.59    $ 0.11       $ 0.48    $ 0.47     $ 0.47
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                   0.61     (0.95)    (0.17)        0.61     (0.92)      0.26
                                 ------    ------    ------       ------    ------     ------
      Total from investment
        operations               $ 1.18    $(0.36)   $(0.06)      $ 1.09    $(0.45)    $ 0.73
                                 ------    ------    ------       ------    ------     ------
Less distributions declared to
  shareholders -
  From net investment income     $(0.55)   $ --      $(0.09)      $(0.47)     --       $(0.45)
  From net realized gain on
    investments and foreign
    currency transactions           --       --       (0.02)        --        --        (0.16)
  Tax return of capital             --      (0.62)     --           --       (0.52)     (0.07)
                                 ------    ------    ------       ------    ------     ------
    Total distributions
      declared to shareholders   $(0.55)   $(0.62)   $(0.11)      $(0.47)   $(0.52)    $(0.68)
                                 ------    ------    ------       ------    ------     ------
Net asset value - end of
period                           $ 8.59    $ 7.96    $ 8.94       $ 8.58    $ 7.96     $ 8.93
                                 ======    ======    ======       ======    ======     ======
Total return<F6>                 15.40%   (4.27)%   (0.66)%<F3>   14.12%   (5.24)%      8.42%

Ratios (to average net assets)/Supplemental data:
  Expenses<F5>                    1.14%     1.18%     1.22%<F2>    2.23%     2.22%      2.15%
  Net investment income           6.81%     7.10%     6.43%<F2>    5.79%     5.60%      5.19%
Portfolio turnover                 275%      211%      376%         275%      211%       376%
Net assets at end of period
  (000 omitted)                 $12,659    $3,432    $  258     $232,312  $292,619   $466,955

<F1> For the period from the commencement of offering of Class A shares,
     September 7, 1993 to November 30, 1993.
<F2> Annualized.
<F3> Not annualized.
<F4> Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
<F5> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F6> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial  Highlights - continued
---------------------------------------------------------------------------------------------------------------
Year Ended November 30,                      1992           1991           1990           1989           1988<F1>
---------------------------------------------------------------------------------------------------------------
                                          Class B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                 $   9.31       $   9.23       $   9.50       $   9.77       $   9.47
                                         --------       --------       --------       --------       --------
Income from investment operations -
  Net investment income                  $   0.62       $   0.58       $   0.59       $   0.68       $   0.35
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions           (0.26)          0.32          (0.02)         (0.08)          0.10
                                         --------       --------       --------       --------       --------
      Total from investment
        operations                       $   0.36       $   0.90       $   0.57       $   0.60       $   0.45
                                         --------       --------       --------       --------       --------
Less distributions declared to shareholders -
  From net investment income             $  (0.57)      $  (0.56)      $  (0.45)      $  (0.85)      $  (0.12)
  From net realized gain on
    investments and foreign
    currency transactions                   (0.15)         (0.14)       --               (0.02)         (0.03)
  From paid-in capital                      (0.07)         (0.12)         (0.39)       --             --
                                         --------       --------       --------       --------       --------
      Total distributions declared
        to shareholders                  $  (0.79)      $  (0.82)      $  (0.84)      $  (0.87)      $  (0.15)
                                         --------       --------       --------       --------       --------
Net asset value - end of period          $   8.88       $   9.31       $   9.23       $   9.50       $   9.77
                                         ========       ========       ========       ========       ========
Total return                                3.93%         10.30%          6.59%          6.60%         14.21%<F2>
Ratios (to average net assets)/Supplemental data:
  Expenses                                  2.20%          2.24%          2.33%          2.47%          2.79%<F2>
  Net investment income                     6.70%          6.65%          6.80%          7.13%         17.14%<F2>
Portfolio turnover                           372%           603%           579%           433%           120%
Net assets at end of period (000
  omitted)                               $347,588       $196,753       $126,245       $ 75,039       $ 30,858

<F1> For the period from the commencement of investment operations, August 1,
     1988 to November 30, 1988.
<F2> Annualized.

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS Intermediate Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Options listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1995, $2,543,506 was reclassified from accumulated undistributed net realized loss on investments and foreign currency transactions to accumulated distributions in excess of net investment income, due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $5,760,666, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,032 for the year ended November 30, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,929 for the year ended November 30, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments will commence under the distribution plan when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $62,367 for Class B shares for the year ended November 30, 1995. Fees incurred under the distribution plan during the year ended November 30, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1995 were $1,884 and $874,514 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22%, attributable to Class A and Class B shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
------------------------------------------------------------------------------
U.S. Government securities                       $439,454,221  $464,599,546
                                                 ============  ============
Investments (non-U.S. Government securities)     $279,039,432  $298,083,045
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $233,101,666
                                                               ============
Gross unrealized appreciation                                  $  6,560,376
Gross unrealized depreciation                                      (856,216)
                                                               ------------
  Net unrealized appreciation                                  $  5,704,160
                                                               ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                   1995                           1994
                   ----------------------------   -----------------------------
Year Ended
November 30,             Shares          Amount         Shares           Amount
-----------------  ------------------------------------------------------------
Shares sold           1,267,467    $ 10,593,433        431,707      $ 3,593,208
Shares issued
 to shareholders
 in reinvestment
 of distributions        37,313         309,025         12,470          101,627
Shares reacquired      (261,755)     (2,164,838)       (42,026)        (348,132)
                      ---------    ------------        -------      -----------
  Net increase        1,043,025    $  8,737,620        402,151      $ 3,346,703
                      =========    ============        =======      ===========

Class B Shares
                   1995                           1994
                   ----------------------------   -----------------------------
Year Ended
November 30,             Shares          Amount         Shares           Amount
-----------------  ------------------------------------------------------------
Shares sold           1,088,366   $   9,003,371      2,258,937   $   19,458,445
Shares issued
 to shareholders
 in reinvestment
of distributions       909,234       7,464,388      1,275,308       10,743,464
Shares reacquired  (11,699,599)    (96,456,899)   (19,037,730)    (160,521,323)
                   -----------    ------------    -----------    -------------
  Net decrease      (9,701,999)   $(79,989,140)   (15,503,485)   $(130,319,414)
                   ===========    ============    ===========    =============

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1995 was $2,297.

(7) Financial  Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                             1995 Calls                      1995 Puts
                             ------------------------------  ------------------------------
                             Principal Amounts               Principal Amounts
                                  of Contracts                    of Contracts
                                  (000 Omitted)   Premiums       (000 Omitted)    Premiums
-------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                     4,763    $ 33,341               --       $  --
  Canadian Dollars                        --         --                  3,838      20,023
  Deutsche Marks                          --         --                 19,600     109,306
  Japanese Yen/Deutsche Marks             --         --              1,544,027     185,941
  Swiss Francs/Deutsche  Marks           6,207      26,135               --          --
Options written -
  Australian Dollars                    14,012     131,295              14,510     160,404
  British Pounds                         4,522      78,032               4,219      78,032
  Canadian Dollars                       6,218      13,041              13,125      51,744
  Deutsche Marks                       114,179     812,008              51,931     354,994
  DeutscheMarks/British Pounds          14,974      93,952               --          --
  Finnish Markkaa/Deutsche Marks          --         --                 14,440      10,562
  Italian Lire/Deutsche                   --         --             11,569,773     125,455
  Japanese Yen                            --         --              4,044,360     268,206
  Spanish Pesetas/ Deutsche Marks         --         --                413,969      27,129
Options terminated in closing
 transactions -
  Australian Dollars                   (17,036)   (153,572)            (10,213)   (116,334)
  British Pounds                        (4,522)    (78,032)              --          --
  Canadian Dollars                      (6,218)    (13,041)            (16,963)    (71,767)
  Deutsche Marks                       (54,046)   (369,417)            (41,081)   (275,512)
  DeutscheMarks/British Pounds          (7,290)    (47,341)              --          --
  Italian Lire/Deutsche Marks             --         --             (2,808,653)    (21,015)
  Japanese Yen                            --         --             (3,643,360)   (217,252)
  Japanese Yen/Deutsche  Marks            --         --             (1,544,027)   (185,941)
  Spanish Pesetas/Deutsche Marks          --         --               (413,969)    (27,129)
Options exercised -
  Italian Lire/Deutsche Marks             --         --             (6,121,995)    (83,245)
  Swiss Francs/Deutsche Marks           (6,207)    (26,135)              --          --
Options expired -
  British Pounds                          --         --                 (4,219)    (78,032)
  Deutsche Marks                       (60,133)   (442,591)            (30,450)   (188,788)
  Finnish Markkaa/Deutsche Marks          --         --                (14,440)    (10,562)
  Italian
Lire/Deutsche Marks                       --         --             (2,639,125)    (21,195)
                                        ------    --------           ---------    --------
OUTSTANDING, END OF PERIOD               9,423    $ 57,675             405,297    $ 95,024
                                        ======    ========             =======    ========
OPTIONS OUTSTANDING  AT END OF PERIOD
  CONSIST OF -
  Australian Dollars                     1,739    $ 11,064               4,297    $ 44,070
  Deutsche Marks/British Pounds          7,684      46,611               --          --
  Japanese Yen                            --         --                401,000      50,954
                                        ------    --------           ---------    --------
OUTSTANDING, END OF PERIOD               9,423    $ 57,675             405,297    $ 95,024
                                        ======    ========             =======    ========

At November 30, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                           Net Unrealized
                                                             Contracts to        Contracts                   Appreciation
       Settlement Date                                    Deliver/Receive         at Value  In Exchange for  Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Sales     12/01/95 - 12/07/95                         AUD       5,510,577     $  4,092,154  $  4,102,803    $    10,649
           1/30/96 -  2/26/96                         CAD       9,400,466        6,918,534     6,937,367         18,833
          12/15/95 -  5/31/96                         CHF       8,131,089        7,001,894     7,187,017        185,123
          12/07/95 -  5/31/96                         DEM     125,172,912       86,697,295    88,397,992      1,700,697
          12/07/95                                    DKK      85,602,951       15,286,633    15,581,738        295,105
          12/07/95                                    ESP     706,404,867        5,727,531     5,564,653       (162,878)
          12/15/95                                    FIM       7,999,500        1,861,796     1,818,481        (43,315)
          12/18/95 -  4/12/96                         FRF      41,658,056        8,348,950     8,439,019         90,069
           1/08/96                                    IEP       6,463,885       10,248,606    10,263,873         15,267
          12/07/95 - 12/21/95                         ITL  26,969,366,513       16,854,738    16,721,464       (133,274)
          12/07/95 -  6/07/96                         JPY   2,500,073,008       24,853,226    25,980,644      1,127,418
          12/14/95 -  1/22/96                         NLG      16,342,981       10,117,034    10,418,350        301,316
          12/20/95                                    NZD       3,871,000        2,522,131     2,531,297          9,166
          12/14/95                                    SEK      49,901,245        7,605,499     7,561,736        (43,763)
                                                                              ------------  ------------    -----------
                                                                              $208,136,021  $211,506,434    $ 3,370,413
                                                                              ============  ============    ===========
Purchases 12/01/95                                    AUD       2,249,630     $  1,670,800  $  1,683,308    $   (12,508)
           2/26/96                                    CAD       3,422,959        2,518,435     2,529,529        (11,094)
          12/14/95                                    CHF       5,745,740        4,897,933     5,020,832       (122,899)
          12/07/95 -  5/31/96                         DEM      95,090,903       65,841,102    66,969,628     (1,128,526)
           2/29/96                                    DKK      30,525,305        5,459,909     5,617,627       (157,718)
          12/14/95                                    FIM       7,812,201        1,818,134     1,820,203         (2,069)
          12/27/95 -  5/31/96                         FRF      42,570,960        8,528,096     8,680,510       (152,414)
          12/07/95 -  1/31/96                         ITL  23,731,334,075       14,821,758    14,636,149        185,609
          12/07/95 -  3/27/96                         JPY   2,505,465,325       24,754,968    24,897,772       (142,804)
          12/14/95                                    NLG       8,379,839        5,180,735     5,320,533       (139,798)
          12/20/95                                    NZD       1,785,685        1,163,454     1,171,052         (7,598)
          12/15/95                                    SEK      77,723,155       11,844,931    11,357,040        487,891
                                                                              ------------  ------------    -----------
                                                                              $149,552,433  $150,742,720    $(1,190,287)
                                                                              ============  ============    ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $474,109 at November 30, 1995.

At November 30, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT  AUDITORS'  REPORT
To the Trustees of MFS Series Trust II and Shareholders of MFS Intermediate
  Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Fund (one of the series constituting MFS Series Trust II) as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994, and the financial highlights for each of the years in the eight-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting, principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Fund at November 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 5, 1996


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

IT'S EASY TO CONTACT US

MFS AUTOMATED INFORMATION

ACCOUNT INFORMATION:
Call 1-800-MFS-TALK (1-800-637-8255)
anytime.

MARKET OUTLOOK:
Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

MFS PERSONAL SERVICE

ACCOUNT SERVICE:
Call 1-800-225-2606 any business day
from 8 a.m. to 8 p.m. Eastern time.

PRODUCT INFORMATION:
Call 1-800-637-2929 any business day
from 9 a.m. to 5 p.m. Eastern time.

IRA SERVICE:
Call 1-800-637-1255 any business day
from 8 a.m. to 6 p.m. Eastern time.

SERVICE FOR THE HEARING-IMPAIRED:
Call 1-800-637-6576 any business day
from 9 a.m. to 5 p.m. Eastern time (TDD required).

MFS MAILING ADDRESSES

FOR PERSONAL ACCOUNTS:
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

FOR IRA ACCOUNTS:
MFS Service Center, Inc.
J.W. McCormack Station
P.O. Box 4501
Boston, MA 02101-9817

MFS(R)                             [LOGO:                   -------------
INTERMEDIATE                       DALBAR                    BULK RATE
INCOME FUND                      MFS #1 MFS                  U.S. POSTAGE
                                   DALBAR]                   PAID
500 Boylston Street                                          PERMIT #55638
Boston, MA 02116                                             BOSTON, MA
                                                             -------------



[LOGO: M F S (R)
 THE FIRST NAME IN MUTUAL FUNDS]


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